Exhibit 10.1

AMENDMENT NO. 2 TO THE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 to the Employment Agreement dated as of June, 2002 is by and between SkillSoft Corporation , a Delaware corporation and SkillSoft Limited, an Irish Private Company (collectively the “Company”), and Charles Moran (the “Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of June 2002 (the “Employment Agreement”);

WHEREAS, the Company and the Executive have previously amended the Employment Agreement on December 23, 2008 (such amendment, “Amendment No. 1”).

WHEREAS, the Company and the Executive desire to enter into Amendment No. 2 to the Employment Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.	Section 7(b) of the Employment Agreement shall be deleted in its entirety.
2.
Unless otherwise specifically defined in this Amendment No. 2, each term used herein that is defined in the Employment Agreement shall have the meaning assigned to such term in the Employment Agreement.

3.	Except as set forth expressly herein, all terms of the Employment Agreement shall remain in full force and effect without change.
4.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2, effective as of June 10, 2011.

SkillSoft Corporation

By:       /s/ Tom McDonald
Tom McDonald

SkillSoft Limited

By:       /s/ Tom McDonald
Tom McDonald

CHARLES MORAN

/s/ Charles Moran